UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 20, 2023, the staff (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) informed ContraFect Corporation (the “Company”) that the Staff had determined to deny the Company’s request for continued listing on the Nasdaq Capital Market (the “Staff Determination”) in connection with its failure to satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) for the Nasdaq Capital Market. The Company subsequently requested a hearing before a Nasdaq Hearings Panel (“Panel”) to appeal the Staff Determination, which was granted and is scheduled to occur in March 2023.

In addition, on August 25, 2022, the Staff notified the Company that the bid price of its common stock had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with the continued listing requirement under Nasdaq Listing Rule 5550(a)(2) to maintain a bid price for the Company’s common stock of above $1.00 per share (the “Bid Price Requirement”).

On February 8, 2023, the Staff notified the Company that the Staff had determined that, as of February 7, 2023, the Company’s common stock had a closing bid price of $0.10 or less for ten consecutive trading days and that, consistent with Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”), the Staff was providing notice of an additional and separate basis to delist the Company’s securities from the Nasdaq Capital Market for failure to comply with the Low Priced Stocks Rule relating to the Bid Price Requirement.

The Panel will consider this matter in rendering its determination regarding the Company’s continued listing on the Nasdaq Capital Market.

The Company believes that the 1-for-80 reverse stock split of its common stock that became effective at 5:00 p.m. ET on February 14, 2023, as described in Item 5.03 herein, will enable the Company to cure its non-compliance with the Bid Price Requirement and Low Priced Stocks Rule.

The Company continues to evaluate various alternative courses of action to regain compliance with the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) for the Nasdaq Capital Market. However, there can be no assurance that the Company will be able to satisfy the Nasdaq Capital Market’s continued listing requirements, regain compliance with Nasdaq Listing Rule 5550(b)(1), the Bid Price Requirement or the Low Priced Stocks Rule, or maintain compliance with the other Nasdaq continued listing requirements.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Panel’s consideration of this matter in making its determination as to the Company’s continued listing on the Nasdaq Capital Market, the Company’s expectation that the 1-for-80 reverse stock split will enable the Company to comply with the Bid Price Requirement and the Low Priced Stocks Rule, the Company’s intent or ability to regain or maintain compliance with Nasdaq Listing Rule 5550(b)(1), the outcome of the Panel’s review of the Company’s appeal of the Staff Determination, and any courses of action to regain compliance with the Nasdaq Capital Market’s continued listing requirements. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet the stockholders’ equity requirement, the Bid Price Requirement or the Low Price Stocks Rule during any compliance period or otherwise in the future, otherwise meet Nasdaq compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, that the Company has and expects to continue to incur significant losses, the Company’s need for additional funding, which may not be available, the occurrence of any adverse events related to the discovery, development and commercialization of the Company’s product candidates such as unfavorable clinical trial results, insufficient supplies of drug products, lack of regulatory approval, or unsuccessful attainment or maintenance of patent protection, and the other important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2022 and its other filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2023, ContraFect Corporation (the “Company”) held a Special Meeting of Stockholders on January 31, 2023 (the “Special Meeting”), which was adjourned to February 10, 2023, solely with respect to the proposal to approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 3, 2023. At the reconvened Special Meeting held on February 10, 2023 (the “Reconvened Special Meeting”), the Company’s stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-80, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments. The Company’s Board of Directors determined to abandon all of the amendments other than the ratio of 1-for-80.

At 5:00 p.m., Eastern Time, on February 14, 2023 (the “Effective Time”), a Certificate of Amendment to Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) became effective that implemented the reverse stock split of the Company’s common stock at a ratio of 1-for-80 (the “Reverse Stock Split”). The Reverse Stock Split did not change the par value of the Company’s common stock. Consequently, at the Effective Time, every eighty (80) shares of the Company’s issued common stock automatically combined into one issued share of the Company’s common stock. At the opening of trading on February 15, 2023, the Company expects its common stock will begin trading on a split-adjusted basis on The Nasdaq Capital Market under the symbol “CFRX” and under a new CUSIP number 212326409.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information in Item 5.03 is incorporated herein by reference. At the Reconvened Special Meeting, the Company’s stockholders voted to approve the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split by a vote of 22,790,007 shares of common stock for, 4,386,014 shares of common stock against and 29,058 shares of common stock abstaining. There were no broker non-votes in connection with this proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of ContraFect Corporation, dated February 14, 2023.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: February 14, 2023	By:	/s/ Natalie Bogdanos
Natalie Bogdanos
General Counsel and Corporate Secretary